UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K/A

AMENDMENT NO.1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 1, 2007

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 1, 2007, MPC Corporation (MPC), through its wholly-owned subsidiary MPC-PRO, purchased from Gateway, Inc. (Gateway) and Gateway Technologies, the Professional Division, the portion of the Consumer Direct Division that markets business-related products, and a portion of the Customer Care & Support department that provides technical services to customers of the Professional and Consumer Direct Divisions (collectively, the “Professional Business”) pursuant to an Asset Purchase Agreement dated September 4, 2007. On October 9, 2007, MPC filed a Current Report on Form 8-K to report the completion of the acquisition of the Professional Business. This Current Report on Form 8-K/A is filed to provide certain financial information required by Item 9.01 that was previously unavailable.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Historically, the acquired Professional Business was comprised of components of the Gateway business and was not operated as a standalone business unit. Gateway did not allocate assets and liabilities to its segments or components. In addition, certain indirect costs, including general corporate overhead expenses, interest and income taxes had not been historically identified and accounted for in the financial records of the components comprising the Professional Business. Consequently, full separate financial statements did not exist. Pursuant to a letter dated August 30, 2007 (the “August 30, 2007 letter”) from the Securities and Exchange Commission (the “SEC”), the SEC stated that it would not object to MPC filing audited and unaudited Statements of Assets Sold and Liabilities Assumed and Statements of Revenues and Direct Expenses instead of full financial statements as required by Rule 3-05 of Regulation S-X. Therefore, included herein as Exhibit 99.1 to this Form 8-K/A are the following:

• Report of Independent Registered Public Accounting Firm

•    Consolidated Statements of Revenues and Direct Expenses of the Gateway Professional Business for the Years Ended December 31, 2004, 2005, and 2006 and the Nine Months Ended September 30, 2006 and 2007 (unaudited)

• Consolidated Statements of Gateway Professional Business Assets Sold and Liabilities Transferred at December 31, 2005 and 2006 and September 30, 2007 (unaudited)
• Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Statements

The SEC stated in the August 30, 2007 letter that the requirement for pro forma statements of operations would be waived if those presentations would require forward-looking information in order to meaningfully present the effects of the acquisition. Additionally, the SEC encouraged a presentation of forward-looking information regarding the revenues and expenses of the Professional Business as reorganized under the MPC’s corporate structure and management. Management has concluded that forward-looking information would be required to meaningfully present the pro forma effects of the acquisition upon the statements of operations, therefore only a pro forma balance sheet as of September 30, 2007 is provided in this Current Report on Form 8-K/A. Forward-looking information regarding the revenues and expenses of the Professional Business as reorganized under the corporate structure and management of MPC is provided in lieu of pro forma statements of operations.

Included herein as Exhibit 99.2 to this Form 8-K/A is the following:

• Pro forma Condensed Consolidated Balance Sheet of MPC Corporation as of September 30, 2007 giving effect to the acquisition of the Professional Business.

Included herein as Exhibit 99.3 to this Form 8-K/A is the following:

• [Forecasted Condensed Consolidated Statement of Operations of MPC Corporation for the Three Months ended December 31, 2007 including the revenues and expenses of the Professional Business]
• [Forecasted Condensed Consolidated Statement of Operations of MPC Corporation for the Year ended December 31, 2008 including the revenues and expenses of the Professional Business]

(c)	Exhibits

23.1	Consent of Independent Registered Public Accountants
99.1

Consolidated Statements of Assets Sold and Liabilities Transferred and Revenue and Direct Expenses of the Gateway Professional Business as of December 31, 2005, and 2006 and September (unaudited) and for the Years Ended December 31, 2004, 2005, and 2006 and for the Nine Months Ended September 30, 2006 and 2007 (unaudited)

99.2	Pro forma Condensed Consolidated Balance Sheet of MPC Corporation as of September 30, 2007

99.3	[Forecasted Condensed Consolidated Statement of Operations of MPC Corporation for the Three Months ended December 31, 2007 including the revenues and expenses of the Professional Business]

[Forecasted Condensed Consolidated Statement of Operations of MPC Corporation for the Year ended December 31, 2008 including the revenues and expenses of the Professional Business]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: December 10, 2007	By: /s/ Curtis M. Akey Curtis M. Akey Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accountants
99.1

Consolidated Statements of Assets Sold and Liabilities Transferred and Revenue and Direct Expenses of the Gateway Professional Business as of December 31, 2005, and 2006 and September (unaudited) and for the Years Ended December 31, 2004, 2005, and 2006 and for the Nine Months Ended September 30, 2006 and 2007 (unaudited)

99.2	Pro forma Condensed Consolidated Balance Sheet of MPC Corporation as of September 30, 2007
99.3

[Forecasted Condensed Consolidated Statement of Operations of MPC Corporation for the Three Months ended December 31, 2007 including the revenues and expenses of the Professional Business]

[Forecasted Condensed Consolidated Statement of Operations of MPC Corporation for the Year ended December 31, 2008 including the revenues and expenses of the Professional Business]